Managed by Friess Associates, LLC	Quarterly Report	December 31, 2006

Dear Fellow Shareholders:

Oil prices were stable and inflation was tame, contributing to a generally favorable climate in the final three months of the year. Although value investments maintained their market-leading luster, growth stocks started to show some shine.

Brandywine Fund grew 7.02 percent in the December quarter, compared to returns in the Russell 3000 and Russell 3000 Growth Indexes of 7.12 and 6.16 percent. Brandywine Blue Fund advanced 5.30 percent versus gains in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 6.70, 6.95 and 5.93 percent.

Recent results enabled the Brandywine Funds to post double-digit returns in a 2006 environment that limited many other growth investors to more modest gains. Brandywine grew 11.09 percent in 2006 while the Russell 3000 Growth Index and the average mid-cap growth fund tracked by Morningstar added 9.46 and 9.03 percent. Brandywine Blue posted a 10.89 percent return, outpacing gains in the Russell 1000 Growth and Morningstar’s large growth category of 9.07 and 6.94 percent.

A record rise in oil prices fueled inflation concerns in the June quarter, which were followed in the September quarter by a steep oil-price decline that spurred worries about the economic expansion’s staying power. Given that uneasiness marked much of the year, the Brandywine Funds trailed core indexes with returns influenced by companies with value characteristics and other qualities perceived to denote "safety."

Bigger was also better within core benchmark indexes, with integrated oil companies, financial conglomerates, big-name pharmaceuticals and other mega caps that rarely cross our radar screen fueling results. The S&P 500 Index rose 15.79 percent in 2006, marking its first calendar year ahead of the Funds since 2001. The Russell 3000 and Russell 1000 Indexes gained 15.72 and 15.46 percent.

Still, encouraging trends emerged in the December quarter, with the most notable being a comeback staged by holdings that weighed on relative results in the prior six months. Despite strong earnings outlooks, holdings on the industrial side of the economy suffered amid worry about energy prices and potential economic fallout. As macro concerns subsided, stock prices started catching up with individual-company fundamentals.

Brandywine holdings McDermott International and RTI International Metals were among the September quarter’s worst performers even as the companies reported expectation-beating earnings gains of 101 and 40 percent, respectively. More recently, McDermott and RTI surpassed September-quarter estimates with 67 and 163 percent earnings growth, spurring share-price gains that put them among the December quarter’s top performers.

In both Funds, holdings from the industrial sector contributed most to performance, led by companies serving the aerospace market. Precision Castparts, which makes metal aircraft components, and Rockwell Collins, which makes aviation communications and electronics systems, enjoyed strong gains after exceeding September-quarter estimates with 72 and 24 percent earnings growth.

	Brandywine	Brandywine Blue
Cumulative Total Return	% Change	% Change

Quarter	7.02	5.30
One Year	11.09	10.89
Five Years	47.91	60.47
Ten Years	115.00	133.31
Inception	1,349.72*	684.27**

Annualized Total Return

Five Years	8.14	9.92
Ten Years	7.96	8.84
Inception	13.58*	13.76**

*12/30/85   **1/10/91

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

Holdings from the materials sector made the next most significant contribution to quarterly results, as Allegheny Technologies (both Funds) and RTI invited more positive investor interest than any other company in either Fund. Allegheny, which topped September-quarter estimates with 82 percent earnings growth, benefits from the aerospace cycle as a producer of lightweight, high-performance specialty materials. As a maker of titanium mill products, RTI capitalizes on the aerospace upswing as well.

After the industrial and materials sectors, the Brandywine Funds diverged in terms of supporting contributions. Technology holdings provided standout results for Brandywine, while consumer-discretionary holdings aided Brandywine Blue mainly thanks to holdings that were unique to the Fund, including Coach and The Walt Disney Co. The Fund sold both companies during the quarter.

While neither sector as a whole produced notable declines, energy and health-care holdings negatively influenced relative results by underperforming their respective sectors within benchmark indexes.

In energy, the Russell 3000, Russell 1000 and S&P 500 Indexes got a December-quarter boost from a 14 percent rise in their biggest component, Exxon-Mobil, which ended the year with a market cap of about $447 billion. Otherwise, energy-sector performance was generally muted following a steep drop in oil prices coming into the quarter. A mix of modest gains and single-digit declines in holdings such as Grant Prideco (Brandywine), Chesapeake Energy (Brandywine Blue) and Weatherford International (both Funds) resulted in returns that fell short of the energy sector’s performance within the indexes.

Health-care performance was mostly in line save for isolated declines that impacted results versus benchmarks. Express Scripts (both Funds) and Medco Health Solutions (Brandywine Blue) retreated after First Databank, the company that publishes average drug prices on which pharmacy benefit managers (PBMs) base contracts with employers and insurance companies, settled a lawsuit challenging its methodology.

Also adding to the pressure, concerns emerged that a Wal-Mart pilot program would eventually grow into a larger competitive threat, and Caremark Rx, the largest PBM, was acquired by CVS at a modest premium. Both developments raised questions about PBM profit margins over the long term. Express Scripts and Medco Health were sold during the quarter.

For more information on the holdings that influenced December-quarter performance the most, please see Roses & Thorns on page 4 for Brandywine and page 9 for Brandywine Blue.

Overall, your team found the December quarter to be encouraging. Some of the same holdings that were liabilities in the June and September quarters emerged as the biggest assets in the December quarter, reinforcing the basic premise behind our investment strategy. While broad factors can influence stocks for fleeting periods, investors return to evaluating each company based on its own merits over time.

Three Year Returns

Annualized Total Returns, December 31, 2003 through December 31, 2006.

Thanks for your continued confidence. We’re working hard in an effort to make 2007 a prosperous new year!

Bill D’Alonzo
Brandywine Funds President	January 5, 2007

"Competition is fierce in the mutual fund business, so funds need a sustainable edge that is repeatable. We think this fund has one. Its main advantage comes from how the work of its researchers, traders, writers, quantitative analysts, and senior leaders is intertwined."

Morningstar, Morningstar’s Take, "Brandywine’s Process is Unmatched," December 10, 2006

Brandywine Fund

Percent Change in Top Ten Holdings From Book Cost

1.	Precision Castparts Corp.	+109.5%	6.	Baxter International Inc.	+2.8%
2.	Thermo Fisher Scientific, Inc.	+38.0%	7.	Allegheny Technologies, Inc.	+52.1%
3.	Comcast Corp.	+31.8%	8.	Weatherford International Ltd.	+99.9%
4.	Apple Computer, Inc.	-4.6%	9.	Rockwell Collins, Inc.	+17.8%
5.	Agilent Technologies, Inc.	+5.5%	10.	Harris Corp.	+16.2%

Earnings Growth

FORCASTED INCREASE IN EARNINGS PER SHARE
2007 vs 2006

All figures are dollar weighted and based on data from Baseline. December 31, 2006

Your Companies’ Market Capitalization

Top Ten Industry Groups

Brandywine Fund
December Quarter "Roses and Thorns"

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

Allegheny Technologies, Inc.	$45.5	45.8
The specialty materials producer grew September-quarter earnings 82 percent, topping estimates by 16 percent. The company benefits from growing orders at manufacturers such as Boeing and Airbus for larger, more fuel-efficient aircraft, which use more titanium than previous models. Allegheny is investing over $500 million in its higher-margin titanium and nickel alloy business for aerospace, energy and medical applications to capitalize on accelerating demand.

Precision Castparts Corp.	$40.4	23.5
The manufacturer of engineered metal products grew September-quarter earnings 72 percent, beating estimates by 13 percent. Robust demand from its commercial aerospace and industrial gas turbine customers drove results. Integration efforts associated with recent acquisitions of Special Metals Corporation and GSC Foundries are creating improvements in productivity and profit margins.

Comcast Corp.	$24.1	14.7
The largest cable-TV operator in the U.S. grew September-quarter earnings 160 percent, beating estimates by 37 percent. Comcast’s size affords it superior programming rates and greater flexibility, as evidenced by the favorable terms of a recent programming agreement with Disney. It is aggressively adding voice service to its existing cable and internet markets, increasing the average revenue generated per user and reducing subscriber churn.

Hewlett-Packard Co.	$19.6	10.6
October-quarter earnings grew 33 percent, topping estimates. Earnings estimates for the fiscal-year ending October 2007 have risen 10 percent as the world’s largest personal-computer and printer maker continues to benefit from restructuring efforts. Revenues grew 7.2 percent, accompanied by margin expansion and market share gains across its key business segments.

NVIDIA Corp.	$18.8	25.1
The manufacturer of computer chips and software that provide high-performance, interactive 3D graphics for personal computers and gaming consoles grew October-quarter earnings 86 percent, topping estimates by 11 percent. NVIDIA benefits from escalating demand for high-end graphics cards in new products such as Sony’s PlayStation and Microsoft’s Xbox and new Vista operating system.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

BEA Systems, Inc.	$19.4	16.1
The maker of systems oriented architecture, which allows users to easily navigate networks and administrators to easily manage them, grew July-quarter earnings 56 percent, beating estimates by 17 percent. Shares fell when the company launched an internal review of its options grants, delaying some filings. Strong new customer additions in the quarter demonstrate BEA’s ability to capitalize on opportunities related to smaller, more fragmented systems in a market place dominated by large companies like Oracle.

Grant Prideco, Inc.	$10.5	9.0
The world leader in drill stem technology development and drill pipe manufacturing grew September-quarter earnings 73 percent, beating estimates. Recently purchased, shares traded lower on concerns that unseasonably warm weather would curtail energy industry activity. Highly leveraged to changes in U.S. land drilling activity, we expect strong results to continue as production activity and capital spending concerns diminish as winter progresses.

Best Buy Co., Inc.	$9.7	8.2
The largest U.S. consumer-electronics retailer came under pressure following softer-than-anticipated September-quarter profits. Temporary early-holiday promotions, while cutting into bottom-line results, helped Best Buy gain market share in key categories. We continue to hold shares and anticipate strong December-quarter results as the company returns to normal price points and profit margins.

Corning Inc.	$8.6	14.6
The diversified manufacturer beat September-quarter earnings estimates by 12 percent. The company’s Display Technologies division did not experience slowing in the rate of price deterioration on its flat-panel glass as we anticipated, prompting our sell decision.

Circuit City Stores, Inc.	$8.4	12.2
Elevated promotional activity early in the holiday season led to lower-than-expected November-quarter earnings results. Our research indicates this trend could persist as the consumer-electronics seller had a larger number of SKUs on sale than competitors for a longer period during the quarter, prompting our sell decision. Management attributed the bulk of the disappointing results to a sharp decline in TV pricing.

All gains/losses are calculated on an average cost basis

Brandywine Fund, Inc.
Statement of Net Assets
December 31, 2006
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 99.5% (a)

CONSUMER DISCRETIONARY

	Apparel Retail - 1.7%
596,400	bebe stores, inc.	$13,207,898	$11,802,756
830,700	Dress Barn, Inc.	19,912,349	19,380,231
1,423,800	Ross Stores, Inc.	42,533,756	41,717,340

	Broadcasting & Cable TV - 4.4%
4,442,100	Comcast Corp.	142,613,467	188,034,093

	Computer & Electronics Retail - 2.6%
2,212,000	Best Buy Co., Inc.	104,057,195	108,808,280

	Footwear - 0.4%
136,100	Crocs, Inc.	5,368,288	5,879,520
529,700	Iconix Brand Group, Inc.	10,316,988	10,270,883

	Total Consumer Discretionary	338,009,941	385,893,103

	This sector is 14.2% above your Fund’s cost.

CONSUMER STAPLES

	Food Distributors - 0.2%
280,800	United Natural Foods, Inc.	10,053,530	10,086,336

	Personal Products - 0.2%
513,500	Nu Skin Enterprises, Inc.	8,955,799	9,361,105

	Total Consumer Staples	19,009,329	19,447,441

	This sector is 2.3% above your Fund’s cost.

ENERGY

	Oil & Gas Equipment & Services - 8.0%
1,351,000	FMC Technologies, Inc.	82,143,586	83,262,130
2,689,100	Grant Prideco, Inc.	117,456,685	106,945,507
29,700	Oceaneering International, Inc.	891,380	1,179,090
187,400	TETRA Technologies, Inc.	5,148,918	4,793,692
3,451,400	Weatherford International Ltd.	72,165,111	144,234,006

	Oil & Gas Exploration & Production - 0.8%
554,500	Cabot Oil & Gas Corp.	32,548,641	33,630,425

	Oil & Gas Storage & Transportation - 0.5%
993,900	OMI Corp.	18,458,445	21,040,863

	Total Energy	328,812,766	395,085,713

	This sector is 20.2% above your Fund’s cost.

FINANCIALS

	Insurance Brokers - 1.2%
1,292,800	Willis Group Holdings Ltd.	49,549,779	51,337,088

	Investment Banking & Brokerage - 1.1%
430,200	Investment Technology Group, Inc.	18,666,208	18,446,976
638,200	Lazard Ltd.	28,970,919	30,212,388

	Multi-line Insurance - 0.5%
656,600	HCC Insurance Holdings, Inc.	20,568,716	21,070,294

	Property & Casualty Insurance - 0.0%
20,900	ProAssurance Corp.	1,024,450	1,043,328

	Total Financials	118,780,072	122,110,074

	This sector is 2.8% above your Fund’s cost.

HEALTH CARE

	Health Care Equipment - 4.2%
186,200	American Medical Systems
	Holdings, Inc.	3,219,054	3,448,424
3,314,200	Baxter International Inc.	149,587,128	153,745,738
403,600	Hologic, Inc.	19,428,050	19,082,208

	Health Care Facilities - 0.3%
317,900	Psychiatric Solutions, Inc.	9,635,810	11,927,608

	Health Care Services - 2.0%
1,506,000	DaVita, Inc.	86,647,821	85,661,280

	Health Care Supplies - 0.5%
684,200	DENTSPLY International Inc.	19,832,923	20,423,370

	Health Care Technology - 0.8%
1,229,100	IMS Health Inc.	30,457,914	33,775,668

	Life Sciences Tools & Services - 6.1%
931,900	Covance Inc.	54,528,938	54,898,229
4,458,800	Thermo Fisher Scientific, Inc.	146,292,628	201,939,052

	Pharmaceuticals - 0.6%
133,100	K-V Pharmaceutical Co.	3,185,394	3,165,118
591,400	Medicis Pharmaceutical Corp.	21,377,967	20,775,882

	Total Health Care	544,193,627	608,842,577

	This sector is 11.9% above your Fund’s cost.

INDUSTRIALS

	Aerospace & Defense - 10.9%
342,400	AAR CORP.	7,935,353	9,994,656
550,200	AerCap Holdings N.V.	12,992,382	12,753,636
1,444,200	BE Aerospace, Inc.	37,961,831	37,087,056
663,000	Goodrich Corp.	27,244,187	30,199,650
59,700	Moog Inc.	2,022,222	2,279,943
2,645,900	Precision Castparts Corp.	98,877,440	207,121,052
2,055,300	Rockwell Collins, Inc.	110,468,818	130,079,937
856,000	Spirit Aerosystems Holdings Inc.	22,548,986	28,650,320
61,600	Triumph Group, Inc.	3,286,293	3,229,688

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
December 31, 2006
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 99.5% (a) (Continued)

	Construction & Engineering - 1.7%
700,800	Chicago Bridge & Iron
	Co. N.V. NYS	$17,461,121	$19,159,872
417,300	Infrasource Services Inc.	7,323,564	9,084,621
1,856,800	Quanta Services, Inc.	29,770,947	36,523,256
118,100	Washington Group
	International, Inc.	6,090,480	7,061,199

	Construction & Farm Machinery & Heavy Trucks - 0.1%
89,000	Astec Industries, Inc.	3,028,147	3,123,900

	Diversified Commercial & Professional Services - 0.2%
153,200	IHS Inc.	5,132,200	6,048,336
145,400	Mobile Mini, Inc.	4,078,044	3,917,076

	Electrical Components & Equipment - 2.2%
592,500	Acuity Brands, Inc.	30,766,719	30,833,700
114,300	Genlyte Group Inc.	8,815,741	8,927,973
1,552,100	Suntech Power Holdings
	Co., Ltd. ADR	42,121,608	52,786,921

	Environmental & Facilities Services - 2.9%
2,201,400	Allied Waste Industries, Inc.	26,486,645	27,055,206
198,900	Clean Harbors, Inc.	5,601,247	9,628,749
613,600	Republic Services, Inc.	24,655,161	24,955,112
363,500	Waste Connections, Inc.	12,526,446	15,103,425
1,277,200	Waste Management, Inc.	47,543,359	46,962,644

	Industrial Conglomerates - 2.1%
1,718,000	McDermott International, Inc.	30,133,122	87,377,480

	Marine - 0.7%
81,100	American Commercial Lines Inc.	4,145,516	5,312,861
440,800	Eagle Bulk Shipping Inc.	6,147,650	7,643,472
314,600	Kirby Corp.	11,190,655	10,737,298
567,500	Ultrapetrol Bahamas Ltd.	6,242,500	7,479,650

	Trading Companies & Distributors - 0.2%
107,400	H&E Equipment Services, Inc.	2,778,206	2,660,298
218,400	Williams Scotsman
	International Inc.	4,614,614	4,285,008

	Total Industrials	659,991,204	888,063,995

	This sector is 34.6% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 5.7%
153,000	Altiris, Inc.	3,540,976	3,883,140
1,407,100	Autodesk, Inc.	48,872,811	56,931,266
8,023,400	BEA Systems, Inc.	120,352,859	100,934,372
540,900	Informatica Corp.	7,437,380	6,604,389
394,600	Jack Henry & Associates, Inc.	7,446,229	8,444,440
997,900	Mentor Graphics Corp.	13,824,669	17,992,137
1,630,800	Nuance Communications, Inc.	14,804,128	18,688,968
1,174,680	Parametric Technology Corp.	18,305,859	21,167,734
143,300	Transaction Systems Architects, Inc.	5,275,964	4,667,281

	Communications Equipment - 3.1%
445,200	Arris Group Inc.	4,720,153	5,569,452
2,624,800	Harris Corp.	103,574,334	120,373,328
128,200	NICE Systems Ltd. SP-ADR	3,829,156	3,945,996

	Computer Hardware - 6.5%
1,948,700	Apple Computer, Inc.	173,375,489	165,327,708
2,659,300	Hewlett-Packard Co.	83,043,650	109,536,567

	Computer Storage & Peripherals - 1.6%
1,000,100	Logitech International S.A.	20,303,630	28,592,859
1,582,400	QLogic Corp.	34,695,862	34,686,208
203,800	Rackable Systems Inc.	5,690,559	6,311,686

	Data Processing & Outsourced Services - 3.3%
137,600	Alliance Data Systems Corp.	8,652,492	8,595,872
1,119,000	CheckFree Corp.	45,704,098	44,939,040
1,382,900	Fidelity National
	Information Services	51,700,217	55,440,461
665,600	Global Payments Inc.	29,426,989	30,817,280

	Electronic Equipment Manufacturers - 3.7%
4,482,200	Agilent Technologies, Inc.	148,032,565	156,204,670

	Electronic Manufacturing Services - 1.8%
6,575,400	Flextronics International Ltd.	76,481,715	75,485,592

	Home Entertainment Software - 0.7%
869,400	THQ Inc.	26,262,757	28,272,888

	IT Consulting & Other Services - 1.2%
1,403,300	Accenture Ltd.	41,674,110	51,823,869

	Internet Software & Services - 0.5%
809,600	aQuantive, Inc.	19,762,017	19,964,736

	Semiconductor Equipment - 0.1%
225,700	FEI Co.	5,642,500	5,951,709

	Semiconductors - 3.5%
2,090,300	Agere Systems Inc.	31,463,213	40,071,051
2,532,700	NVIDIA Corp.	74,374,101	93,735,227
425,900	SiRF Technology Holdings, Inc.	11,594,373	10,868,968
52,900	Standard Microsystems Corp.	1,550,430	1,480,142

	Systems Software - 1.0%
268,100	MICROS Systems, Inc.	10,969,592	14,128,870
1,533,900	Oracle Corp.	26,378,284	26,291,046

	Technology Distributors - 1.5%
3,195,900	Ingram Micro Inc.	63,969,900	65,228,319

	Total Information Technology	1,342,733,061	1,442,957,271

	This sector is 7.5% above your Fund’s cost.

MATERIALS

	Diversified Metals & Mining - 0.5%
266,600	RTI International Metals, Inc.	13,111,669	20,853,452

	Metal & Glass Containers - 1.6%
3,240,900	Crown Holdings, Inc.	59,648,795	67,799,628

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
December 31, 2006
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 99.5% (a) (Continued)

	Steel - 4.3%
1,596,100	Allegheny Technologies, Inc.	$95,139,114	$144,734,348
995,200	Reliance Steel & Aluminum Co.	38,700,287	39,190,976

	Total Materials	206,599,865	272,578,404

	This sector is 31.9% above your Fund’s cost.

TELECOMMUNICATION SERVICES

	Integrated Telecommunication Services - 1.4%
576,200	AT&T Inc.	19,894,209	20,599,150
1,168,200	NeuStar, Inc.	37,352,501	37,896,408

	Wireless Telecommunication Services - 0.2%
103,200	NII Holdings Inc.	6,501,754	6,650,208

	Total Telecommunication Services	63,748,464	65,145,766

	This sector is 2.2% above your Fund’s cost.

UTILITIES

	Electric Utilities - 0.2%
220,000	ITC Holdings Corp.	7,020,200	8,778,000

	Total Utilities	7,020,200	8,778,000

	This sector is 25.0% above your Fund’s cost.

	Total common stocks	3,628,898,529	4,208,902,344

Principal
Amount

Short-Term Investments - 0.6% (a)

	Commercial Paper - 0.6%
$23,000,000	Countrywide Financial Corp.,
	due 1/02/07, discount of 5.40%	22,996,550	22,996,550

	Variable Rate Demand Note - 0.0%
1,389,102	U.S. Bank, N.A., 5.10%	1,389,102	1,389,102

	Total short-term investments	24,385,652	24,385,652

	Total investments	$3,653,284,181	4,233,287,996

	Liabilities, less cash and
	receivables (0.1%) (a)		(2,568,512)

	Net Assets		$4,230,719,484
	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($4,230,719,484 / 123,382,824
	shares outstanding)		$34.29

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR - American Depositary Receipts
N.V. - Netherlands Antillies Limited Liability Corp.
NYS - New York Registered Shares

Brandywine Blue Fund

Percent Change in Top Ten Holdings From Book Cost

1.	Comcast Corp.	+30.0%	6.	Weatherford International Ltd.	+34.7%
2.	Agilent Technologies, Inc.	+5.9%	7.	Best Buy Co., Inc.	+2.0%
3.	Thermo Fisher Scientific, Inc.	+39.4%	8.	Rockwell Collins, Inc.	+21.4%
4.	Baxter International Inc.	+2.0%	9.	Cameron International Corp.	-5.5%
5.	Apple Computer, Inc.	+3.8%	10.	Flextronics International Ltd.	+0.8%

Earnings Growth

FORCASTED INCREASE IN EARNINGS PER SHARE
2007 vs 2006

All figures are dollar weighted and based on data from Baseline. December 31, 2006

Your Companies’ Market Capitalization

Top Ten Industry Groups

Brandywine Blue Fund
December Quarter "Roses and Thorns"

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

Allegheny Technologies, Inc.	$19.5	43.5
The specialty materials producer grew September-quarter earnings 82 percent, topping estimates by 16 percent. The company benefits from growing orders at manufacturers such as Boeing and Airbus for larger, more fuel-efficient aircraft, which use more titanium than previous models. Allegheny is investing over $500 million in its higher-margin titanium and nickel alloy business for aerospace, energy and medical applications to capitalize on accelerating demand.

Coach, Inc.	$16.0	25.3
The maker of luxury leather goods grew September-quarter earnings 31 percent, beating estimates by 10 percent. Revenues jumped 23 percent, marking 19 quarters of year-over-year sales increases of more than 20 percent. Holiday sales were fueled by demand for the company’s newer Signature Stripe and Legacy collections. The company’s diverse product mix, tiered-pricing strategy and expansion opportunities continue to drive results. We sold Coach when it hit our price target.

Comcast Corp.	$13.5	14.0
The largest cable-TV operator in the U.S. grew September-quarter earnings 160 percent, beating estimates by 37 percent. Comcast’s size affords it superior programming rates and greater flexibility, as evidenced by the favorable terms of a recent programming agreement with Disney. It is aggressively adding voice service to its existing cable and internet markets, increasing the average revenue generated per user and reducing subscriber churn.

Precision Castparts Corp.	$10.7	23.3
The manufacturer of engineered metal products grew September-quarter earnings 72 percent, beating estimates by 13 percent. Robust demand from its commercial aerospace and industrial gas turbine customers drove results. Integration efforts associated with recent acquisitions of Special Metals Corporation and GSC Foundries are creating improvements in productivity and profit margins.

Rockwell Collins, Inc.	$10.3	15.1
The developer of advanced avionics communications systems used in both commercial and military aircraft grew September-quarter earnings 24 percent, beating estimates. Revenues increased 10 percent, topping $1 billion for the first time, as the Defense Department continued to upgrade older jets and order new helicopters. Corporate orders for both new planes and aftermarket parts also remain strong.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

BEA Systems, Inc.	$11.9	17.9
The maker of systems oriented architecture, which allows users to easily navigate networks and administrators to easily manage them, grew July-quarter earnings 56 percent, beating estimates by 17 percent. Shares fell when the company launched an internal review of its options grants, delaying some filings. Strong new customer additions in the quarter demonstrate BEA’s ability to capitalize on opportunities related to smaller, more fragmented systems in a market place dominated by large companies like Oracle.

Best Buy Co., Inc.	$7.5	8.4
The largest U.S. consumer-electronics retailer came under pressure following softer-than-anticipated September-quarter profits. Temporary early-holiday promotions, while cutting into bottom-line results, helped Best Buy gain market share in key categories. We continue to hold shares and anticipate strong December-quarter results as the company returns to normal price points and profit margins.

Qwest Communications International Inc.	$5.2	9.0
The provider of local, long-distance, data and internet services in the western U.S. grew September-quarter earnings to $0.06 from a loss of $0.07 a year ago. Despite solid results, substantial insider selling by key management personnel put downward pressure on shares. We sold Qwest on concerns that earnings strength would be difficult to sustain in coming quarters.

Corning Inc.	$5.1	14.9
The diversified manufacturer beat September-quarter earnings estimates by 12 percent. The company’s Display Technologies division did not experience slowing in the rate of price deterioration on its flat-panel glass as we anticipated, prompting our sell decision.

Cameron International Corp.	$4.4	5.5
September-quarter earnings grew 86 percent, beating estimates. Shares pulled back in sympathy with other oil-field service names as unseasonably warm weather in the U.S. and resulting lower commodity prices prompted some drillers to rein in activity. Eighty percent of Cameron’s business is tied to the international oil and gas markets, where activity is accelerating.

All gains/losses are calculated on an average cost basis

Brandywine Blue Fund
Statement of Net Assets
December 31, 2006
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 95.5% (a)

CONSUMER DISCRETIONARY

	Broadcasting & Cable TV - 5.2%
2,609,100	Comcast Corp.	$84,942,444	$110,443,203

	Computer & Electronics Retail - 3.8%
1,664,500	Best Buy Co., Inc.	80,236,002	81,876,755

	Housewares & Specialties - 2.4%
1,772,300	Newell Rubbermaid Inc.	50,998,604	51,308,085

	Total Consumer Discretionary	216,177,050	243,628,043

	This sector is 12.7% above your Fund’s cost.

ENERGY

	Oil & Gas Equipment & Services - 7.5%
1,406,500	Cameron International Corp.	78,980,963	74,614,825
2,081,200	Weatherford International Ltd.	64,564,828	86,973,348

	Oil & Gas Exploration & Production - 4.5%
1,483,400	Chesapeake Energy Corp.	44,322,881	43,092,770
1,163,400	Newfield Exploration Co.	55,236,355	53,458,230

	Total Energy	243,105,027	258,139,173

	This sector is 6.2% above your Fund’s cost.

FINANCIALS

	Insurance Brokers - 1.1%
576,800	Willis Group Holdings Ltd.	22,602,744	22,904,728

	Total Financials	22,602,744	22,904,728

	This sector is 1.3% above your Fund’s cost.

HEALTH CARE

	Biotechnology - 2.3%
760,900	Gilead Sciences, Inc.	51,858,300	49,405,237

	Health Care Equipment - 4.5%
2,076,600	Baxter International Inc.	94,458,406	96,333,474

	Health Care Services - 1.7%
644,400	DaVita, Inc.	37,546,591	36,653,472

	Life Sciences Tools & Services - 4.7%
2,229,000	Thermo Fisher Scientific, Inc.	72,424,990	100,951,410

	Total Health Care	256,288,287	283,343,593

	This sector is 10.6% above your Fund’s cost.

INDUSTRIALS

	Aerospace & Defense - 7.2%
247,700	General Dynamics Corp.	15,329,943	18,416,495
725,300	Precision Castparts Corp.	39,630,716	56,776,484
1,237,600	Rockwell Collins, Inc.	64,527,897	78,327,704

	Electrical Components & Equipment - 2.6%
1,243,800	Emerson Electric Co.	50,088,797	54,839,142

	Environmental & Facilities Services - 2.0%
1,179,200	Waste Management, Inc.	43,753,565	43,359,184

	Heavy Electrical Equipment - 2.9%
3,410,700	ABB Ltd. SP-ADR	57,575,128	61,324,386

	Industrial Machinery - 2.1%
919,200	Dover Corp.	40,384,165	45,059,184

	Total Industrials	311,290,211	358,102,579

	This sector is 15.0% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 8.0%
1,448,600	Adobe Systems Inc.	60,401,355	59,566,432
1,415,200	Autodesk, Inc.	49,655,391	57,258,992
4,351,900	BEA Systems, Inc.	66,654,882	54,746,902

	Computer Hardware - 6.8%
1,068,900	Apple Computer, Inc.	87,334,894	90,685,476
1,333,200	Hewlett-Packard Co.	41,444,809	54,914,508

	Data Processing & Outsourced Services - 2.0%
1,045,400	Fidelity National
	Information Services	39,778,007	41,910,086

	Electronic Equipment Manufacturers - 4.7%
2,897,800	Agilent Technologies, Inc.	95,397,769	100,988,330

	Electronic Manufacturing Services - 3.2%
6,000,800	Flextronics International Ltd.	68,319,664	68,889,184

	IT Consulting & Other Services - 1.8%
1,074,300	Accenture Ltd.	32,687,594	39,673,899

	Semiconductor Equipment - 2.7%
1,491,300	MEMC Electronic Materials, Inc.	49,356,130	58,369,482

	Semiconductors - 2.1%
1,224,500	NVIDIA Corp.	36,046,301	45,318,745

	Systems Software - 2.8%
3,475,700	Oracle Corp.	63,231,750	59,573,498

	Total Information Technology	690,308,546	731,895,534

	This sector is 6.0% above your Fund’s cost.

Brandywine Blue Fund
Statement of Net Assets (Continued)
December 31, 2006
(Unaudited)

Shares or
Principal
Amount		Cost	Value (b)

Common Stocks - 95.5% (a) (Continued)

MATERIALS

	Steel - 3.0%
711,400	Allegheny Technologies, Inc.	$45,140,481	$64,509,752

	Total Materials	45,140,481	64,509,752

	This sector is 42.9% above your Fund’s cost.

TELECOMMUNICATION SERVICES

	Integrated Telecommunication Services - 1.4%
841,400	AT&T Inc.	29,146,984	30,080,050

	Wireless Telecommunication Services - 2.5%
818,100	NII Holdings Inc.	46,167,332	52,718,364

	Total Telecommunication Services	75,314,316	82,798,414

	This sector is 9.9% above you Fund’s cost.

	Total common stocks	1,860,226,662	2,045,321,816

Short-Term Investments - 3.8% (a)

	Commercial Paper - 3.7%
$30,000,000	Countrywide Financial Corp.,
	due 1/02/07, discount of 5.40%	29,995,500	29,995,500
50,000,000	Countrywide Financial Corp.,
	due 1/03/07, discount of 5.40%	49,985,000	49,985,000

	Total commercial paper	79,980,500	79,980,500

	Variable Rate Demand Note - 0.1%
2,116,711	U.S. Bank, N.A., 5.10%	2,116,711	2,116,711

	Total short-term investments	82,097,211	82,097,211

	Total investments	$1,942,323,873	2,127,419,027

	Cash and receivables, less
	liabilities 0.7% (a)		14,788,541

	Net Assets		$2,142,207,568

	Net Asset Value Per Share
	($0.01 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($2,142,207,568 / 67,571,963
	shares outstanding)		$31.70

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR - American Depositary Receipts

Definitions and Disclosures

The Funds’ objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 12/31/06 unless listed in the accompanying statements of net assets. Earnings growth rates quoted refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the portfolios themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. You cannot invest directly in an index.

As of December 31, 2006, the Russell 3000 Index’s average annual total returns for 1, 5 and 10 years were 15.72, 7.17 and 8.64 percent; the Russell 3000 Growth Index’s were 9.46, 3.02 and 5.34 percent; the Russell 1000 Index’s were 15.46, 6.82 and 8.64 percent; the Russell 1000 Growth Index’s were 9.07, 2.69 and 5.44 percent; and the S&P 500 Index’s were 15.79, 6.19 and 8.42 percent.

Morningstar, Inc. is a global investment research firm offering an extensive line of print, software, and Web-based products and services for individual investors, professional financial advisors, and institutions. As of December 31, 2006, the average Domestic Stock Mid-Cap Growth fund tracked by Morningstar had average annual total returns for 1, 5 and 10 years of 9.03, 6.37 and 8.31 percent. Over the same periods, the average Domestic Large Growth fund tracked by Morningstar had returns of 6.94, 2.86 and 5.88 percent. For Morningstar’s 2006 Fund Category Returns, the Mid-Cap Growth category consisted of 1,052 funds and the Large Growth category consisted of 1,789 funds.

Capital Gains Update...

The Brandywine Funds made October and year-end capital gains distributions during the December quarter. Brandywine Fund distributed $0.06752 per share on October 26 and $0.17910 per share on December 28, with both distributions consisting entirely of long-term gains. Brandywine Blue Fund’s October 26 distribution totaled $1.03395 per share, consisting of $0.79344 long-term and $0.24051 short-term gains. Brandywine Blue’s $0.06600 per share December 28 distribution represented short-term gains.

Other than shareholders investing through IRAs and other tax-advantaged accounts, the distributions represent taxable events to anyone owning shares on the October 25 and December 27 record dates. Shareholders of record as of these dates and invested through taxable accounts should expect to receive I.R.S. Form 1099 early in 2007. Please consult your tax adviser if you have questions on how the distributions affect your personal tax situation.

Board of Directors

Robert F. Birch	William F. D’Alonzo	Foster S. Friess	Quentin Jackson
President and Director	CEO and CIO	Chairman	Former President and CEO
New America High Income Fund	Friess Associates	Friess Associates	Nuclear Electric Insurance Limited
Dover, Massachusetts	Greenville, Delaware	Jackson, Wyoming	Kiawah Island, South Carolina

Stuart A. McFarland	W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Chairman	Chairman and CEO	Former Treasurer	Former Senior Partner
Federal City Bancorp, Inc.	United Bancorporation of Wyoming, Inc.	MBNA Corporation	PricewaterhouseCoopers LLP
Holding Company for	Jackson, Wyoming	Wilmington, Delaware	Radnor, Pennsylvania
American Partners Bank
Bethesda, Maryland

P.O. Box 4166, Greenville, DE 19807
(800) 656-3017	www.brandywinefunds.com	bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Legal Counsel: Foley & Lardner LLP

Officers: Foster Friess, Founder; William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President and Treasurer;
David Marky, Chief Compliance Officer, Vice President and Assistant Secretary; and Paul Robinson, Vice President

Report Editor: Chris Aregood     Report Staff: David Marky, Adam Rieger

Managed by Friess Associates, LLC	Quarterly Report	December 31, 2006

Dear Fellow Shareholders:

Oil prices were stable and inflation was tame, contributing to a generally favorable climate in the final three months of the year. Although value investments maintained their market-leading luster, growth stocks started to show some shine.

Brandywine Advisors Fund grew 7.01 percent in the December quarter, compared to returns in the S&P 500, Russell Midcap Growth and Russell Midcap Indexes of 6.70, 6.95 and 7.67 percent.

Encouraging trends emerged in the December quarter, as earnings resurfaced as a strong influence on stock prices after being overshadowed by macro factors for much of the year. Although companies from the Russell Midcap Growth Index with the highest earnings growth rates underperformed their slower-growing counterparts for the full year, they outperformed in the December quarter, according to a study by Prudential Equity Group.

Holdings that weighed on relative results in the prior six months drove December-quarter performance. Despite strong earnings outlooks, holdings on the industrial side of the economy suffered amid worry about energy prices and potential economic fallout. As macro concerns subsided, stock prices started catching up with individual-company fundamentals.

For example, McDermott International was among the September quarter’s worst performers even as the company reported an expectation-beating earnings gain of 101 percent. More recently, McDermott surpassed September-quarter estimates with 67 percent earnings growth, spurring a share-price gain that put it among the December quarter’s top performers.

McDermott and companies serving the aerospace market helped make the industrial sector the largest contributor to performance. Precision Castparts, which makes metal aircraft components, and Rockwell Collins, which makes aviation communications and electronics systems, enjoyed strong gains after exceeding September-quarter estimates with 72 and 24 percent earnings growth.

Holdings from the materials sector made the next most significant contribution to quarterly results, as Allegheny Technologies invited more positive investor interest than any other holding. Allegheny, which topped September-quarter estimates with 82 percent earnings growth, also benefits from the aerospace cycle as a producer of lightweight, high-performance specialty materials.

While the group didn’t generate a significant decline, health-care holdings detracted most from relative results by underperforming the sector within benchmarks indexes. Drug maker Endo Pharmaceuticals and pharmacy benefit manager (PBM) Express Scripts were the main culprits.

Endo Pharmaceuticals shares fell after a tentative FDA decision to lower bioequivalence standards for its largest revenue-producing drug, reducing hurdles for generic competition. Express Scripts retreated after First Databank, the company that publishes average drug prices on which PBMs base contracts with employers and insurance companies, settled a lawsuit challenging its methodology. Adding to the pressure, concerns emerged that a Wal-Mart pilot program would eventually grow into a larger competitive threat. Both developments raised questions about future PBM profit margins.

For more information on the holdings that influenced December-quarter performance the most, please see Roses & Thorns on page 5.

Brandywine Advisors
Cumulative Total Return	% Change

Quarter	7.01
One Year	8.96
Five Years	49.68
Inception - 10/31/00	24.11

Annualized Total Return

Five Years	8.40
Inception - 10/31/00	3.57

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

Overall, we found the December quarter to be encouraging. Some of the same holdings that were liabilities in the June and September quarters emerged as the biggest assets in the December quarter, reinforcing the basic premise behind our investment strategy. While broad factors can influence stocks for fleeting periods, investors return to evaluating each company based on its own merits over time.

The U.S. economy turned in a tortoise-like finish to a year that it started with the burst of a hare. In the first quarter of 2006, a post-Katrina rebound contributed to the most impressive quarterly growth in more than two years. Growth then slowed in each subsequent quarter, culminating in a fourth-quarter showing that the final tally is expected to show was less than half of the first quarter’s pace.

While the glass-is-half-empty crowd seems to be a minority, some fear we’re seeing an expansion on its final legs. They argue the housing slowdown will spread, introducing the rest of us to the woe that has so far focused on homebuilders and real-estate brokers.

We belong to a more optimistic camp. The companies in the Brandywine Advisors portfolio are poised to report earnings results for the final three months of 2006 that should belie fourth-quarter GDP, positioning them to start the new year with positive momentum.

In general, analysts expect earnings growth to be less robust in 2007, but the companies we isolated are estimated to grow earnings 17 percent over the next 12 months, or nearly twice the pace of the companies in the S&P 500 Index. What’s more, we strive to identify companies that exceed consensus estimates, meaning their growth rates are higher and price-to-earnings ratios lower assuming our internal forecasts pan out.

If current trends persist, companies with strong fundamentals should be well positioned to attract positive attention. Most of the macro distractions that influenced investor behavior in 2006 no longer pack the same punch.

The economy’s relatively modest momentum going into 2007 mitigates concern about inflation and the Fed’s vigilance against it, which prompted some investors to shy away from growth companies for a good part of 2006. Against a more stable backdrop, investors can evaluate individual companies on their own merits relieved from fear about the value-eroding power of higher interest rates.

Energy-price jitters retreated in lockstep with a major oil price decline and have yet to re-emerge. After peaking near $77 a barrel in the summer, oil spent the December quarter in a range around $60 a barrel. It’s safe to say that stocks performed well in the quarter partly because investors were treated to a level of oil-price stability that’s been rare in recent years. Easing demand and geopolitical tensions could keep prices in check, reducing costs for industry and providing extra spending money to consumers.

At the individual-company level we continue to find promising opportunities that cater to consumers and companies. Each holding enjoys characteristics that allow it to benefit from or run counter to prevailing broad trends.

Fidelity National Information Services (page 3) is unknown to most consumers, but it plays a critical role in our increasingly electronic economy. A swipe of a credit card sets off a complicated chain of events as retailer and card issuer trade information on a shopper in about the time it takes to ready a pen. Credit-card companies, mortgage lenders and banks, including 35 of the world’s 50 largest, rely on Fidelity’s technology to process transactions and perform other functions. Thanks to its prowess in its main business, providing solutions for core banking functions, American Banker named the company the top banking service provider in the world.

Logitech International (page 3) offers a broad array of new products, ranging from cutting-edge controllers for use with new videogame consoles to computer mice that enable users to scroll through hundreds of pages of digital text in seconds or click on any word in a given document to initiate an internet search. In addition, the company is experiencing a wave of demand for its web cameras and headsets driven by the popularity of video-sharing websites.

Holdings from the industrial and technology sectors comprise the largest percentages of assets in the portfolio, reflecting little change in overall positioning. Though the economy is slower and most macro concerns that influenced stocks in 2006 ebbed, earnings growth continues to emerge from familiar areas.

Nothing on the near-term horizon challenges the reasoning behind the current crop of companies in the portfolio. With above-average earnings growth and reasonable valuations, we believe the companies Brandywine Advisors holds are well-suited to navigate the year ahead.

Thanks for your continued confidence. We’re working hard in an effort to make 2007 a prosperous new year!

Bill D’Alonzo
Brandywine Funds President	January 12, 2007

2

Fidelity National Information Services, Inc., FIS

Most consumers don’t know that using their credit cards could call on Fidelity National to play a significant role in the transaction. The companies that rely on Fidelity National’s technology, on the other hand, are keenly aware of its importance, and Fidelity National boasts the earnings strength to prove it.

NYSE-listed Fidelity National Information Services facilitates modern commerce by providing banks, credit-card companies, mortgage lenders and others with technology and services to process transactions, among other functions. The company serves 35 of the world’s 50 largest banks, including nine of the top 10. Nearly half of all U.S. residential mortgages are processed using Fidelity National software. The company’s customers, totaling more than 7,800 financial institutions in 60 countries, include Bank of America, Citibank, ING and Wachovia. Revenues are on pace to top $4 billion in 2006.

Fidelity National grew September-quarter earnings 21 percent, beating estimates. Cost-cutting and cross-selling opportunities related to its merger with Certegy bolster the company’s near-term outlook at a time when its pace of new contract wins is strong. BB&T chose Fidelity National for a five-year, credit-card-processing contract, while Chase selected the company’s mortgage servicing software package for its $600 billion mortgage loan portfolio.

Your team spoke with Chief Executive Lee Kennedy about how the spotlight is increasingly shining on a company that earns its keep behind the scenes. In November, Standard & Poor’s added Fidelity National as a new component in the S&P 500 Index. Days later, American Banker named Fidelity National the top banking service provider in the world.

Your team bought Fidelity National at less than 18 times current 2006 earnings estimates.

Logitech International S.A., LOGI

In a mix of stainless steel and leather, an 11-inch, racing-inspired steering wheel sits above a six-speed gated shifter that seems to work as one with the buttery-smooth clutch pedal below. The driver’s seat? Perhaps a couch, a recliner or even a folding chair.

The G25 Racing Wheel for electronic gaming is one of nine Logitech products recently recognized by the Consumer Electronics Association with 2007 Innovations awards across a wide range of categories. Whether the aim is to make a cooler gaming controller or a wireless mouse with features that enhance productivity, Logitech’s ability to offer innovative new products is a robust earnings-growth catalyst.

Nasdaq-listed Logitech International S.A. makes products that serve as an interface between people and their personal computers and other digital platforms. The company is the world’s largest producer of computer mice. Other products include keyboards, speakers, internet video cameras and interactive gaming devices.

In addition to selling through traditional retail channels such as Best Buy and Apple stores, Logitech boasts relationships with notable technology companies. For instance, Dell offers Logitech’s peripheral computer devices to its internet and catalog-driven customer base. Revenue topped $1.9 billion in the 12 months through September, representing an 18 percent year-over-year increase.

Thanks to strength in new product sales, Logitech grew September-quarter earnings 41 percent, exceeding estimates by 24 percent.

Your team spoke with Chief Financial Officer Mark Hawkins about trends currently adding momentum to the acceptance of new Logitech products. The growing popularity of video-sharing websites, for example, is boosting demand for the company’s new web cameras and headsets.

Your team bought Logitech at less than 18 times current earnings estimates for the fiscal year ending March 2007. Wall Street predicts the company will finish the fiscal year with 26 percent earnings growth.

3

Brandywine Advisors Fund

Percent Change in Top Ten Holdings From Book Cost

1.	Precision Castparts Corp.	+119.0%	6.	DaVita, Inc.	-1.7%
2.	Thermo Fisher Scientific, Inc.	+78.6%	7.	Rockwell Collins, Inc.	+16.0%
3.	McDermott International, Inc.	+117.6%	8.	IMS Health Inc.	+8.7%
4.	Harris Corp.	+20.0%	9.	Ingram Micro Inc.	+2.4%
5.	Allegheny Technologies, Inc.	+50.8%	10.	Grant Prideco, Inc.	-9.2%

4

Brandywine Advisors Fund
December Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in thousands)	% Gain	Reason for Move

Allegheny Technologies, Inc.	$2,413.1	45.8
The specialty materials producer grew September-quarter earnings 82 percent, topping estimates by 16 percent. The company benefits from growing orders at manufacturers such as Boeing and Airbus for larger, more fuel-efficient aircraft, which use more titanium than previous models. Allegheny is investing over $500 million in its higher-margin titanium and nickel alloy business for aerospace, energy and medical applications to capitalize on accelerating demand.

Precision Castparts Corp.	$2,209.0	23.9
The manufacturer of engineered metal products grew September-quarter earnings 72 percent, beating estimates by 13 percent. Robust demand from its commercial aerospace and industrial gas turbine customers drove results. Integration efforts associated with recent acquisitions are improving productivity and profit margins.

McDermott International, Inc.	$1,701.9	21.7
September-quarter earnings grew 67 percent, beating estimates by 51 percent. Substantial backlogged business within the company’s J. Ray marine contracting and Babcock & Wilcox power generation business segments, which offer everything from subsea infrastructure products to coal scrubbers, is driving triple-digit revenue increases. The company paid a $355 million obligation related to an asbestos settlement before its due date in order to accelerate the tax benefit.

Thermo Fisher Scientific, Inc.	$1,459.8	10.7
Following the official merger of Fisher Scientific and Thermo Electron, the combined company raised forward earnings guidance significantly at its first presentation to analysts. Thermo is experiencing strong demand for its high-end instrumentation for applications such as food safety, environmental monitoring and clinical diagnosis, while being in a position to cross-sell Fisher’s consumable products such as lab disposables.

Rockwell Collins, Inc.	$939.6	15.4
The developer of advanced avionics communications systems used in both commercial and military aircraft grew September-quarter earnings 24 percent, beating estimates. Revenues increased 10 percent, topping $1 billion for the first time, as the Defense Department continued to upgrade older jets and order new helicopters. Corporate orders for both new planes and aftermarket parts also remain strong.

$ Loss
Biggest $ Losers	(in thousands)	% Loss	Reason for Move

BEA Systems, Inc.	$1,008.0	15.7
The maker of systems oriented architecture, which allows users to easily navigate networks and administrators to easily manage them, grew July-quarter earnings 56 percent, beating estimates by 17 percent. Shares fell when the company launched an internal review of its options grants, delaying some filings. Strong new customer additions in the quarter demonstrate BEA’s ability to capitalize on opportunities related to smaller, more fragmented systems in a market place dominated by large companies like Oracle.

Endo Pharmaceuticals Holdings Inc.	$904.6	16.6
The maker of pharmaceuticals used to manage pain lost ground on concerns related to the increased likelihood of generic competition for its highest-revenue generating Lidoderm product. The FDA tentatively announced it would lower bioequivalence requirements for Lidoderm. Additionally, a slower-than-expected ramp for Opana, an extended-release oral formulation of oxymorphone, will result in incremental spending required to support its growth. The Fund sold Endo Pharmaceuticals during the quarter.

Circuit City Stores, Inc.	$689.1	12.2
Elevated promotional activity early in the holiday season led to lower-than-expected November-quarter earnings results. Our research indicates this trend could persist as the consumer-electronics seller had a larger number of SKUs on sale than competitors for a longer period during the quarter, prompting our sell decision. Management attributed the bulk of the disappointing results to a sharp decline in TV pricing, both at the wholesale and retail levels.

Grant Prideco, Inc.	$563.8	9.2
The world leader in drill stem technology development and drill pipe manufacturing grew September-quarter earnings 73 percent, beating estimates. Recently purchased, shares traded lower on concerns that unseasonably warm weather would curtail energy industry activity. Highly leveraged to changes in U.S. land drilling activity, we expect strong results to continue as production activity and capital spending concerns diminish as winter progresses.

Flextronics International Ltd.	$464.8	9.2
The provider of contract manufacturing services to the electronics industry grew September-quarter earnings 18 percent. While it boasts a growing pipeline of new business wins and earnings forecasts have been revised higher, shares were down in sympathy with other handset technology manufacturers on concerns about consumer spending.

All gains/losses are calculated on an average cost basis

5

Brandywine Advisors Fund
Statement of Net Assets
December 31, 2006
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 99.5% (a)
CONSUMER DISCRETIONARY
	Apparel Retail - 1.4%
41,300	bebe stores, inc.	$904,981	$817,327
66,500	Ross Stores, Inc.	1,993,571	1,948,450
	Total Consumer Discretionary	2,898,552	2,765,777
	This sector is 4.6% below your Fund’s cost.
ENERGY
	Oil & Gas Equipment & Services - 5.4%
84,900	FMC Technologies, Inc.	5,066,267	5,232,387
140,000	Grant Prideco, Inc.	6,131,582	5,567,800
	Oil & Gas Exploration & Production - 1.7%
54,900	Cabot Oil & Gas Corp.	3,257,077	3,329,685
	Total Energy	14,454,926	14,129,872
	This sector is 2.2% below your Fund’s cost.
FINANCIALS
	Insurance Brokers - 1.8%
89,300	Willis Group Holdings Ltd.	3,410,694	3,546,103
	Investment Banking & Brokerage - 0.8%
32,000	Lazard Ltd.	1,453,670	1,514,880
	Multi-line Insurance - 1.6%
97,800	HCC Insurance Holdings, Inc.	3,097,964	3,138,402
	Total Financials	7,962,328	8,199,385
	This sector is 3.0% above your Fund’s cost.
HEALTH CARE
	Health Care Equipment - 1.0%
43,400	Hologic, Inc.	2,098,799	2,051,952
	Health Care Services - 3.7%
130,200	DaVita, Inc.	7,532,269	7,405,776
	Health Care Supplies - 0.7%
50,000	DENTSPLY International Inc.	1,441,078	1,492,500
	Health Care Technology - 3.4%
249,200	IMS Health Inc.	6,298,326	6,848,016
	Life Sciences Tools & Services - 7.3%
62,800	Covance Inc.	3,675,975	3,699,548
236,600	Thermo Fisher Scientific, Inc.	5,998,215	10,715,614
	Pharmaceuticals - 1.0%
57,000	Medicis Pharmaceutical Corp.	2,089,768	2,002,410
	Total Health Care	29,134,430	34,215,816
	This sector is 17.4% above your Fund’s cost.

INDUSTRIALS
	Aerospace & Defense - 15.3%
26,000	AerCap Holdings N.V.	613,961	602,680
95,300	BE Aerospace, Inc.	2,581,872	2,447,304
109,200	Goodrich Corp.	4,427,858	4,974,060
146,100	Precision Castparts Corp.	5,221,281	11,436,708
111,200	Rockwell Collins, Inc.	6,064,858	7,037,848
115,700	Spirit Aerosystems Holdings Inc.	3,197,765	3,872,479
	Construction & Engineering - 4.2%
95,600	Chicago Bridge & Iron Co.
	N.V. NYS	2,382,711	2,613,704
6,900	Granite Construction Inc.	348,556	347,208
68,200	Quanta Services, Inc.	1,138,306	1,341,494
93,200	URS Corp.	3,891,527	3,993,620
	Electrical Components & Equipment - 4.1%
53,600	Acuity Brands, Inc.	2,804,564	2,789,344
35,400	Genlyte Group Inc.	2,728,069	2,765,094
73,800	Suntech Power Holdings Co.,
	Ltd. ADR	2,003,359	2,509,938
	Environmental & Facilities Services - 2.9%
198,400	Allied Waste Industries, Inc.	2,441,109	2,438,336
84,000	Republic Services, Inc.	3,336,873	3,416,280
	Industrial Conglomerates - 4.8%
187,850	McDermott International, Inc.	4,389,711	9,554,051
	Total Industrials	47,572,380	62,140,148
	This sector is 30.6% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 6.4%
135,000	Autodesk, Inc.	4,696,557	5,462,100
431,800	BEA Systems, Inc.	6,440,092	5,432,044
82,900	Jack Henry & Associates, Inc.	1,828,385	1,774,060
	Communications Equipment - 4.7%
205,200	Harris Corp.	7,844,416	9,410,472
	Computer Storage & Peripherals - 2.9%
100,000	Logitech International S.A.	2,016,032	2,859,000
133,350	QLogic Corp.	2,928,817	2,923,032
	Data Processing & Outsourced Services - 5.6%
2,400	Alliance Data Systems Corp.	151,131	149,928
99,300	CheckFree Corp.	4,010,944	3,987,888
99,600	Fidelity National
	Information Services, Inc.	3,722,958	3,992,964
64,300	Global Payments Inc.	2,836,247	2,977,090
	Electronic Manufacturing Services - 2.3%
400,700	Flextronics International Ltd.	4,599,526	4,600,036

6

Brandywine Advisors Fund
Statement of Net Assets (Continued)
December 31, 2006
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 99.5% (a) (Continued)
	Semiconductors - 3.5%
140,900	Agere Systems Inc.	$2,130,253	$2,701,053
116,600	NVIDIA Corp.	3,388,140	4,315,366
	Technology Distributors - 3.4%
327,500	Ingram Micro Inc.	6,527,299	6,684,275
	Total Information Technology	53,120,797	57,269,308
	This sector is 7.8% above your Fund’s cost.
MATERIALS
	Metal & Glass Containers - 2.2%
205,200	Crown Holdings, Inc.	3,767,424	4,292,784
	Steel - 5.6%
84,700	Allegheny Technologies, Inc.	5,092,722	7,680,596
87,100	Reliance Steel & Aluminum Co.	3,405,648	3,429,998
	Total Materials	12,265,794	15,403,378
	This sector is 25.6% above your Fund’s cost.
TELECOMMUNICATION SERVICES
	Integrated Telecommunication Services - 1.6%
96,400	NeuStar, Inc.	3,073,874	3,127,216
	Wireless Telecommunication Services - 0.2%
4,800	NII Holdings Inc.	303,247	309,312
	Total Telecommunication Services	3,377,121	3,436,528
	This sector is 1.8% above your Fund’s cost.
	Total common stocks	170,786,328	197,560,212

Principal Amount		Cost	Value (b)
Short-Term Investments - 0.9% (a)
	Commercial Paper - 0.5%
$1,000,000	Countrywide Financial Corp.,
	due 1/02/07, discount of 5.40%	$999,850	$999,850
	Variable Rate Demand Note - 0.4%
749,228	Wisconsin Corporate Central
	Credit Union, 5.02%	749,228	749,228
	Total short-term investments	1,749,078	1,749,078
	Total investments	$172,535,406	199,309,290
	Liabilities, less cash and
	receivables (0.4%) (a)		(874,254)
	Net Assets		$198,435,036
	Net Asset Value Per Share
	($0.01 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($198,435,036 / 18,761,451
	shares outstanding)		$10.58

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR - American Depositary Receipts
N.V. - Netherlands Antillies Limited Liability Corp.
NYS - New York Registered Shares

7

Board of Directors

Robert F. Birch	William F. D’Alonzo	Foster S. Friess	Quentin Jackson
President and Director	CEO and CIO	Chairman	Former President and CEO
New America High Income Fund	Friess Associates	Friess Associates	Nuclear Electric Insurance Limited
Dover, Massachusetts	Greenville, Delaware	Jackson, Wyoming	Kiawah Island, South Carolina

Stuart A. McFarland	W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Chairman	Chairman and CEO	Former Treasurer	Former Senior Partner
Federal City Bancorp, Inc.	United Bancorporation of Wyoming, Inc.	MBNA Corporation	PricewaterhouseCoopers LLP
Holding Company for	Jackson, Wyoming	Wilmington, Delaware	Radnor, Pennsylvania
American Partners Bank
Bethesda, Maryland

P.O. Box 4166, Greenville, DE 19807
(877) 636-6460	www.brandywinefunds.com	bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Independent Registered Public Accounting Firm : PricewaterhouseCoopers LLP
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Legal Counsel: Foley & Lardner LLP
Custodian: U.S. Bank, N.A.	Distributor: Quasar Distributors, LLC
Transfer Agent: U.S. Bancorp Fund Services, LLC

Officers: Foster S. Friess, Founder; William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President and Treasurer;
David Marky, Chief Compliance Officer, Vice President and Assistant Secretary; and Paul Robinson, Vice President

Report Editor: Chris Aregood Report Staff: Dave Marky, Adam Rieger

The Fund’s objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company, and it may be obtained by calling 1-800-636-6460, or visiting www.brandywinefunds.com. Read it carefully before investing.

Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 12/31/06 unless listed in the accompanying statement of net assets. Earnings growth rates quoted refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Baseline and not to the actual performance of the portfolios themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. The S&P 500, Russell Midcap and Russell Midcap Growth Indexes are unmanaged indices commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. The Price to Earnings (P/E) Ratio is calculated by dividing current price of the stock by the company’s estimated earnings per share for the current calendar year.

As of December 31, 2006, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 15.79, 6.19 and 8.42 percent; the Russell Midcap Index’s were 15.26, 12.88 and 12.14 percent; and the Russell Midcap Growth Index’s were 10.66, 8.22 and 8.62 percent.
1/07
8